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                                                                   EXHIBIT 10.20


                       LEASE AGREEMENT FOR OFFICE SPACE


LESSOR:                         JOHN L. McARDLE, JR.

LESSEE:                         EpicEdge

BUILDING NAME:                  McARDLE BUILDING

SUITE:                          302B, 311 Ranch Road 620 South

CITY, STATE, ZIP:               Austin, TX 7734

DATE OF LEASE:                  March 8, 2000

DATE OF LEASE COMMENCEMENT:     March 8, 2000


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                              OFFICE SPACE LEASE

                                   ARTICLE I

     This is a Lease Agreement made and entered into between John L. McArdle, Jr., hereinafter referred to as "Lessor," and, EpicEdge, as "Lessee," whether one or more.

     1.1 The Leased Premises. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the "Leased Premises" which consists of all of the following:

          [a] Office Space. Exclusive rights to Suite 302B. The Street Address of the building is 317 Ranch Road 620 South, Austin, Texas 78734.

          [b] Interior Common Area. Non-exclusive rights to use the interior common area located in the above-described building, i.e., areas normally accessible to Lessees such as the hallways, stairwells, elevators, lobby, rest rooms, and snack bar areas.

          [c] Exterior Common Area. Non-exclusive rights to use the exterior common area located outside the building on the above described land, i.e., loading areas, sidewalks, driveways, parking garage, parking areas, and other open areas (if any). Lessee is entitled to one marked (at lessee's expense) parking spot.

     The term "leased premises" shall mean Lessee's office space and the common area of which Lessee has non-exclusive use. The term "office space," "common areas," "building," and "land," as used in this lease shall have the meanings set forth above.

     1.2  Use.  Lessee's office space shall be used only for:  General Office.

                                  ARTICLE II

     2.1 Base Rent. Lessee shall pay to Lessor a base rent of $291.60 per calendar month.

     2.2 Place and Time of Payment. All rents due under the lease are due upon the execution of this Agreement, and may be paid in equal monthly installments of $291.60, in advance, on the 1st day of each calendar month.

     2.3 Late Payment of Rent. If any rent payment is not received by Lessor within 5 days after its due date, Lessee shall pay a late charge of Five (5%) of such rent payment, plus One (1%) of such rent payment for each day thereafter (for up to Thirty days) until such rent is paid. Such late payment charges are due immediately when incurred without notice or demand. All payments

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for any purpose shall be by check or money order, not cash.  Lessee agrees to pay $20.00 for each returned check. Payments of any kind received by Lessor on behalf of Lessee shall be applied first to non-rent items, then to rent.
Payment of rent by Lessee shall be an independent covenant, without right of set-off. Lessee's right of possession and all of Lessor's obligations hereunder are expressly contingent on the prompt payment of rent, and the use of the premises is obtained only on the condition that rent is paid on time. In the event Lessee has not timely paid rentals and other sums due on two or more occasions, or in the event of a returned check for insufficient funds or no account, Lessor may for the next Twelve months require that all rent and other sums due be paid by cashier's check, certified check, or money orders, without prior notice.

                                  ARTICLE III

     3.1 Security Deposit. At the time of execution of this Lease, Lessee will pay a deposit of $291.60 which secures performance of Lessee's obligations under this lease during the initial term and renewal or extension periods. If Lessee fails to pay rent or other sums when due, the security deposit may at Lessor's option be applied to such unpaid amounts. If the security is drawn against in whole or in part, Lessee shall restore the security deposit to its original amount immediately upon written request by Lessor. The security deposit (or an accounting thereof) shall be returned to Lessee within Thirty days after surrender of the leased premises by Lessee, less lawful deductions for damages and other sums due under this lease.

                                  ARTICLE IV

     4.1 Term, Commencement, and Anniversary. The initial lease term shall be for SIX full calendar months from commencement date. The commencement date of this lease shall be March 8, 2000, or the date Lessee occupies all of any part of Lessee's office space, whichever occurs first and the lease shall terminate on September 8, 2000. If Lessor delays in delivering possession until after the above stated date, the commencement date shall be delayed until delivery of possession. The annual anniversary date of this lease shall be the first day of the first full month following commencement date.

     4.2 Lessor Finish-Out. Lessor shall provide standard finish-out, if any, in accordance with the work letter attached hereto. Costs of such finish-out shall be paid pursuant to such exhibit.

                                   ARTICLE V

     5.1 Services to be Furnished by Lessor. (a) Lessor shall use all reasonable efforts to furnish, subject to the Building Rules and Regulations (hereinafter defined) and Lessee's

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performance of its obligations hereunder, the following services:

          (1) Air conditioning and heating of common areas in season, during Normal Building Operating Hours (hereafter defined), at such temperatures and in such amounts as are considered by Lessor to be standard.

          (2) Water at those points of supply provided for lavatory and drinking purposes only;

          (3)  Access to and egress from the Leased Premises;

          (4) Lessor shall see that electric utilities are available at the demised premises but Lessee shall pay all required deposits and monthly charges for such services. Lessor shall also see that Lessee shall have full use of air-conditioning and heating daily; air conditioning and heating of the Leased Premises shall be at Lessee's cost.

     (b) "Normal Building Operating Hours" shall be from 8:00 a.m. to 5:30 p.m. Monday through Friday, exclusive of "holidays". "Holidays" shall refer, without limitation, to New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and other holidays commonly observed by a majority of the Lessees of the Building.

     (c) Failure by Lessor to any extent to furnish services hereunder or any cessation thereof shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of Rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any of such services be interrupted, Lessor shall use reasonable diligence to restore the same promptly, but Lessee shall have no claim for rebate of Rent, damages, or eviction on account thereof.

     5.2. Access by Lessee Prior to Commencement of Term. Lessor, at its discretion, may permit Lessee and its employees, agents and suppliers to enter the Leased Premises prior to the Commencement Date to enable Lessee to do such things as may be required by Lessee to make the Leased Premises ready for Lessee's occupancy. If such permission is granted, such parties will not interfere with or delay the performance of any activities by Lessor or other occupants of the Building. Lessor may withdraw such permission upon twenty-four
(24) hours notice to Lessee if Lessor determines that any such interference or delay has been or may be caused. Any such entry into the Leased Premises shall be at Lessee's risk and Lessor shall not be liable in any way for personal injury, death, or property damages which may be suffered in or about the Leased Premises or the Building by Lessee or its employees, agents, contractors, suppliers or workmen, and Lessee hereby indemnifies

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Lessor therefrom.

     5.3. Repair and Maintenance by Lessor. Lessor shall not be required to make any improvements or repairs of any kind or character to the Leased Premises or the Complex, except such repairs as may be required to the Building corridors and lobbies and structural members of the Building, and such repairs as may be deemed necessary solely by Lessor for normal maintenance operations for the Complex. This Section 5.3 shall not apply in the case of damage or destruction by fire or other casualty (as to which Section 7.2 shall apply), or damage resulting from an eminent domain taking (as to which Section 7.1 shall apply).

                                  ARTICLE VI

     6.1. Payments by Lessee. Lessee agrees to timely pay the Rent and all rents and sums provided to be paid to Lessor hereunder at the times and in the manner herein provided and to at all times occupy and conduct business in the Leased Premises.

     6.2. Certain Taxes. Lessee shall pay all ad valorem taxes on all improvements installed in the Leased Premises that are in excess of those installed by Lessor from time to time as Building Standard or in excess of the items to be installed by Lessor as Lessor's cost under the Work letter to be specified in Section 4.2 hereof.

     6.3. Repairs by Lessee. Lessee shall, at its cost, repair or replace any damage to the Building and grounds, or any part thereof, caused by Lessee or Lessee's agents, employees, Invitees or visitors, provided if Lessee fails to make such repairs or replacements, the cost thereof shall be payable by Lessee on demand as a part of the Rent hereunder, and failure of Lessee to pay such costs within ten (10) days shall constitute a failure to pay Rent when due and an Event of Default by Lessee hereunder.

     6.4. Care of the Leased Premises. Lessee shall maintain the Leased Premises in a clean, attractive condition, and not commit or allow any waste or damage to be committed on or to any portion of the Leased Premises, and at the expiration or termination of this Lease shall deliver the Leased Premises to Lessor in as good condition as at date of possession by Lessee, ordinary wear and tear excepted. Lessor will not provide janitorial services.

     6.5. Lessee Floor Plans. Lessee shall cooperate with Lessor in the preparation of space plans and working drawings for the Leased Premises.

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     6.6.  Assignment or Sublease.  Lessee shall not assign this lease or sublease the Leased Premises or any part thereof or mortgage, pledge or hypothecate its leasehold interest or grant any concession or license within the Leased Premises (any such assignments, subleases, mortgage, pledge, hypothecation, or grant of a concession or license being hereinafter referred to in this Section 4.06 as a "Transfer") without the prior express written permission of Lessor, and any attempt to effect a Transfer without such permission of Lessor shall be void and of no effect.

     6.7. Alterations, Additions, Improvements. Lessee will make no alteration, change, improvement, repair, replacement or addition to the Leased Premises without the prior written consent of Lessor. Lessee may remove its trade fixtures, office supplies and movable office furniture and equipment not attached to the Building provided (i) such removal is made prior to the termination or expiration of the Term; (ii) Lessee is not then in default in the timely performance of any obligation or covenant under this Lease: and (iii) Lessee promptly repairs all damage caused by such removal. All other property at the Leased Premises and any alteration or addition to the Leased Premises and any other articles attached or affixed to the floor, wall, or ceiling of the Leased Premises is a part of the property of Lessor and shall be surrendered with the Leased Premises as part thereof at the termination or expiration of this Lease, without payment or compensation therefor. If, however, Lessor so requests in writing, Lessee will, prior to termination or expiration of this Lease, remove any and all alterations, additions, fixtures, equipment and property placed or installed by Lessee or installed by Lessor at Lessee's expense in the Leases Premises and will repair any damage caused by such removal.

     6.8. Compliance with Laws and Usage; Liens. Lessee, at its cost, shall comply with all federal, state, municipal and other laws and ordinances applicable to the Leased Premises and the business conducted therein by Lessee, and with the Building Rules and Regulations; will not engage in any activity which would cause Lessor's fire and extended coverage insurance to be cancelled or the rate thereof to be increased (or, at Lessor's sole option, will pay any such increase); and will not commit any act which is a nuisance or annoyance to Lessor or to other Lessees in the Building or which might, in the exclusive judgment of Lessor, appreciably damage Lessor's goodwill or reputation, or tend to injure or depreciate the value of the Complex. Lessee has no authority to encumber the Complex or Leased Premises with any lien, and Lessee shall not suffer or permit any such lien to exist. Should any such lien hereafter be filed, Lessee shall promptly discharge the same at its sole cost.

     6.9. Access by Lessor. Lessee shall permit Lessor or its agents or representatives to enter into and upon any part of the

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Leased Premises at all reasonable hours to inspect same, to clean, to make repairs, alterations or additions thereto, as Lessor may deem necessary or desirable, to show the Leased Premises to prospective purchasers or Lessees, or for any other purpose deemed reasonable by Lessor; and Lessee shall not be entitled to any abatement or reduction or Rent by reason thereof.

     6.10 Subordination. This Lease and all rights of Lessee hereunder are subject and subordinate to any mortgage or mortgages and any deed or deeds of trust, blanket or otherwise, which are now or may hereafter be placed on the Land and any and all increases, renewals, indemnifications, consolidation, replacements and extension of any of such mortgages and deeds of trust. This provision shall be self-operative and no further instrument shall be required to effect subordination of this Lease. Lessee shall, however, upon demand at any time or times, execute, and acknowledge and deliver to Lessor any and all instruments and certificates that may be necessary or proper to more effectively document the subordination of this Lease and all rights of Lessee hereunder to any such mortgage or mortgages and/or deed or deeds of trust or to confirm or evidence such subordination. In the event Lessee shall fail or neglect to execute, acknowledge, and deliver any such subordination instrument or certificate, Lessor, in addition to any other remedies it may have, may, as Agent and Attorney-In-Fact of Lessee, execute, acknowledge and deliver the same and Lessee hereby irrevocably nominates and constitutes and appoints Lessor as Lessee's proper and legal Agent and Attorney-In-Fact for such purposes. Lessee covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage or if the Building be sold pursuant to any such Deed of Trust, to attorn to the purchaser upon any such foreclosure sale or trustee's sale if so requested by such purchaser and to recognize such purchaser as the Lessor under this Lease. Lessee agrees to execute and deliver at any time and from time to time, upon request of Lessor or of any holders of any indebtedness or other obligation secured by any such mortgages and deeds of trust any instrument or certificate which, in the sole judgment of Lessor or of such holders, may be necessary or appropriate in any such foreclosure proceedings or otherwise to evidence such attornment. Lessee hereby irrevocably appoints Lessor and the holders of the indebtedness or other obligation secured by the aforesaid mortgages and/or deeds of trust jointly and severally the Agent and Attorney-In-Fact of Lessee to execute and deliver for and on behalf of Lessee any such instrument or certificate. Lessee further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right to elect to terminate or otherwise adversely affect this Lease and the obligations of Lessee hereunder in the event any such foreclosure proceeding is brought or trustee's sale occurs, and agrees that this Lease shall not be effected in any way whatsoever by any such foreclosure proceeding or trustee's sale unless the holders of the

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indebtedness or other obligations secured by said mortgages and/or deeds of trust shall declare otherwise.

                                  Article VII

     7.1. Condemnation, Loss or Damages. If the Leased Premises, Building, or any part thereof shall be taken or condemned for any public purpose (or conveyed in lieu or in settlement thereof) to such an extent as to render the remainder of the Building or Leased Premises, in the opinion of Lessor, not reasonably suitable for occupancy, this Lease shall, at the option of either party, forthwith cease and terminate, and all proceeds from any taking or condemnation of the Building and the Leased Premises shall belong to and be paid to Lessor. If this Lease is not so terminated, Lessor shall repair any damage resulting from such taking, to the extent and in the manner provided in Section 8.02, and Base Rental hereunder shall be abated to the extent the Leased Premises are rendered unleasable during the period of repair and thereafter be adjusted on an equitable basis considering the areas of the Leased Premises taken and remaining.

     7.2. Damage by Fire or Other Casualty. If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Lessor's sole opinion, be required (whether or not the premises have been damaged by such fire or other casualty), or in the event any mortgagee under a mortgage or deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Lessor, may, at its option, terminate this Lease and the term and estate hereby granted by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage, in which event the rent hereunder shall be abated, and this Lease shall be deemed terminated, as of the date of such damage. In the event Lessor decides to terminate this Lease and Lessee has paid rent for a one month period subsequent to the deemed termination date, then Lessor shall refund a prorata portion of such rental payment(s) within ten (10) days of such notice of termination. If Lessor does not thus elect to terminate this Lease, Lessor shall within seventy-five (75) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which the property was in immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair or replace any improvement or additions made to the Premises by Lessee or any part of Lessee's furniture, furnishings, fixtures, equipment or other personal property unless such damage was caused by Lessor's gross

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negligence or willful act.  Lessor shall not be liable for any inconvenience or annoyance to Lessee or injury to the business of Lessee resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the premises or any other portion of the Complex be damaged by fire or other casualty resulting from acts or omission of Lessee or any of Lessee's agents, employees, or Invitees, the rent hereunder shall not be diminished during the period of such damage, and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds, and also for rents from other Lessees lost by Lessor, as well as all other damages allowed by law.

     7.3. Security Interest. In consideration for the mutual benefits arising under this Lease, and as security for Lessee's performance of all its obligations under this Lease, Lessee hereby grants to Lessor a lien and security interest in and on all property of Lessee now or hereafter placed in or upon the Leased Premises, and such property shall be and remain subject to such lien and security interest of Lessor for payment of all rent and other sums agreed to be paid by Lessee herein. The provisions of this Section 7.3 shall constitute a security agreement under the Texas Uniform Commercial Code so that Lessor shall have and may enforce a security interest on all property of Lessee now or hereafter placed in or on the Leased Premises, including, but not limited to all fixtures, machinery, equipment, furnishing and other articles of personal property now or hereafter placed in or upon the Leased Premises by Lessee. Lessor may, at its election, at any time file a copy of this Lease as a financing statement. Lessor, as secured party, shall be entitled to all of the rights and remedies afforded to a secured party under the Texas Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative to the Lessor's liens and rights provided by law or by the other terms and provisions of this Lease. Promptly upon request, and without further consideration, Lessee agrees to execute as debtor such additional financing statement or statements as Lessor may now or hereafter reasonably request in order that Lessor's security interests may be protected by the Texas Uniform Commercial Code.

     7.4. Holding Over. If Lessee should remain in possession of the Leased Premises after the termination or expiration of the Term without the execution by Lessor and Lessee of a new lease, then Lessee shall be deemed to be occupying the Leased Premises as a Lessee-at-sufferance, subject to all the covenants and obligations of this Lease, except that the daily Rent shall be twice the per day Rent in effect immediately prior to such expiration or termination, but such holding over shall not extend

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the Term.

     7.5. Assignment by Lessor. Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and upon any such transfer or assignment, no further liability or obligation shall thereafter accrue against Lessor hereunder.

     7.6. Recourse Limitation. Lessee specifically agrees to look solely to Lessor's interest in the Building for the recovery of any judgment from Lessor, it being agreed that Lessor shall never be personally liable for any such judgment. The provision contained in the foregoing sentence shall not limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor.

     7.7. Control of Common Areas and Parking Facilities by Lessor. All automobile parking areas including (without limitation), driveways, entrances, and exits thereto, and other facilities furnished by Lessor, including all parking areas, truck ways, loading areas, pedestrian walkways, ramps, landscaped areas, stairways and other areas and improvements provided by Lessor for the general use, in common, of Lessees, their officers, agents, employees, Invitees, licensees, visitors and customers shall be at all times subject to the exclusive control and management of Lessor, and Lessor shall have the right from time to time to establish, modify and enforce reasonable rules and regulations (herein called the "Building Rules and Regulations") with respect to all facilities and areas mentioned in this Section. The initial Building Rules and Regulations are set out in the Addendum attached hereto.

     7.8. Default By Lessee. If Lessee defaults in the payment of rent, or any additional rent, or defaults in the performance of any of the other covenants or conditions hereof, Lessor may, at its option and without further written notice to Lessee, in addition to all the other remedies given hereunder or by law or equity, do any one or more of the following:

           [1] Terminate this Lease, in which event Lessee shall immediately surrender possession of the Leased Premises to Lessor;

           [2] Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other occupant therefrom with or without having terminated the Lease;

           [3] Apply all or any portion of the Security Deposit to cure such Event of Default; and

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           [4]  Alter locks and other security deposits at the Leased Premises.

     (A) Exercise by Lessor of any one or more remedies shall not constitute an acceptance of surrender of the Leased Premises by Lessee, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee.

     (B) If Lessor terminates this Lease by reason of an Event of Default, Lessee shall pay to Lessor the sum of all Rent and other indebtedness accrued hereunder to the date of such termination, the amounts stated in Section 7.08(f) hereof, plus, as liquidated damages, an amount equal to the then present value of the Rent and all other indebtedness as would otherwise have been required to be paid by Lessee to Lessor during the period following the termination of the Term measured form the date of such termination to the date of expiration stated in Section 1.02, less the then present fair market rental value of the Leased Premises for such period; because of the difficulty of ascertaining the fair market rental value of the Leased Premises and the costs and time associated with reletting the Leased Premises, the Lessor and Lessee stipulate that such fair market rental value shall in no event be deemed to exceed seventy-five (75%) of the then present value of the Rent reserved for such period.

     (C) If Lessor repossesses the Leased Premises without terminating the Lease, then Lessee shall pay to Lessor all Rent and other indebtedness accrued to the date of such repossession, plus Rent and other sums required to be paid by Lessee during the remainder of the Term, diminished by any net sums thereafter received by Lessor through reletting the Leased Premises during said period (after deducting expenses incurred by Lessor as provided below); reentry by Lessor will not affect the obligations of Lessee for the unexpired Term. Lessee shall not be entitled to any excess of any Rent obtained by reletting over the Rent herein reserved. Actions to collect amounts due by Lessee may be brought on one or more occasions, without the necessity of Lessor's waiting until expiration of the Term.

     (D) In case of an Event of Default, to the extent the same were not paid or deducted, as appropriate, under Section 7.08(b) or (c), Lessee shall also pay to Lessor: all costs and expenses incurred by Lessor in enforcing Lessor's remedies, including reasonable attorney's fees and costs.

     (E) Upon termination or repossession of the Leased Premises for an Event of Default, Lessor shall not be obligated to relet or attempt to relet the Leased Premises, but Lessor shall have the option to relet or attempt to relet. In the event of reletting,

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Lessor may relet the whole or any portion of the Leased Premises for any period, to any Lessee, and for any use an purpose.

     (F) If Lessee should fail to make any payment, perform any obligation, or cure any default hereunder, Lessor may at its sole option, make such payment, perform such obligation, and/or remedy such other default for the account of Lessee (and enter the Leased Premises for such purpose), and Lessee shall pay upon demand all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Lessor in taking such remedial action, plus interest thereon at the highest rate of interest permitted by law.

     7.9 Non-Waiver. No failure to enforce any term shall be deemed to be a waiver of any Lessor's rights hereunder.

     7.10 Time of Essence. In all instances where any act is required at a particular indicated time or within an indicated period, it is understood and stipulated that time is of the essence.

     7.11 Remedies Cumulative. Lessor may restrain or enjoin any breach or threatened breach of any covenant, duty, or obligation of Lessee herein contained without the necessities or proving the inadequacy of any legal remedy or irreparable harm. The remedies of Lessor hereunder shall be deemed cumulative and no remedy of Lessor, whether exercised by Lessor or not, shall be deemed to be in exclusion of any other.

     7.12  Insurance, Subrogation, Liability, Indemnity, and Waiver.

     (a) Lessee shall maintain at its sole expense fire and extended coverage insurance with vandalism and Malicious mischief endorsements and a sprinkler leakage endorsement (where applicable), on all of its personal property, including removable trade fixtures, located in the Leased Premises on non-Building Standard leasehold improvements and all additions and improvements made by Lessee.

     (b) Lessee shall, at its sole expense, maintain in effect at all times comprehensive general liability insurance, including contractual liability coverage, naming Lessor as an additional insured, issued by and binding upon some solvent insurance company authorized to do business in Texas and satisfactory to Lessor, with bodily injury limits of not less than $500,000.00 for each occurrence and property damage liability limits of not less than $100,000.00 for each occurrence. Lessee shall provide to Lessor (i) copies of such insurance policies prior to the Commencement Date of the Term, (ii) certificates of renewal at least thirty (30)

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days prior to the expiration date of any such policies, and (iii) copies of new policies at least thirty (30) days prior to terminating, or changing insurance companies for, any such policies.

     (c) Anything herein to the contrary notwithstanding, each party hereto hereby releases and waives all claims, rights of recovery, and causes of action that either party or any party claiming by, through, or under such party by subrogation or otherwise, may now or hereafter have against the other party or any of the other party's partners, directors, officers, or employees or agents for any loss or damage that may occur to the Complex, Leased Premises, Lessee improvements, or any of the contents of any of the foregoing by reason of fire or other casualty, or any other cause except gross negligence or willful misconduct (but including negligence of the parties hereto or their partners, directors, officers, employees, or agents) that could have been insured against under the terms of (i) any standard fire and extended coverage insurance policies required under the terms of this Lease, or (ii) any other loss covered by insurance required to be maintained under the terms of this Lease; provided, however, that this waiver shall be ineffective against any insurer of Lessor or Lessee to the extent that such waiver (i) is prohibited by the law and insurance regulations of The State of Texas, or (ii) would invalidate any insurance coverage of Lessor or Lessee. The waiver set forth in this Section 7.12(c) shall not apply to any deductibles on policies carried by Lessor not to any coinsurance penalty which Lessor might sustain.

     (d) Except for any of the claims, rights of recovery, and causes of action that Lessor has released and waived pursuant to Section 5.12(c), Lessee hereby releases, indemnified, defends, and holds harmless Lessor and Lessor's partners, agents, directors, officers, employees, Invitees, and contractors, form all claims, losses, costs, damages or expenses (including, but not limited to, attorney's fees) resulting or arising from any and all injuries or death of any person or damage to any property occurring during the Term caused or alleged to have been caused by any act, omission, or neglect of Lessee or Lessee's directors, officers, employees, agents, Invitees or guests, or any parties contracting with Lessee relative to the Leased Premises.

     (e) Lessee and Lessor agree that each shall not be responsible or liable to the other, or to their agents, customers, or Invitees, for bodily injury, (fatal or non-fatal) or property damage occasioned by the acts or omissions of any other Lessee or any other Lessee's employees, agents, contractors, customers or Invitees within the Complex, or for any loss or damage to any property or persons occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of any governmental body or authority, (except

                               Addendum to Lease
                                      for
                                 EpicEdge, Inc.


    1. Lessee can cancel the lease any time, during the six month period, with a 30 day notice.

                                             "Lessor or Lessor's Representative"

                                        By:  /s/ John McArdle
                                             -----------------------------------
                                             John McArdle

                                             325 Ranch Road 620 South, Ste. 200
                                             Austin, Texas 78734-4732

                                             (512) 263-2110



                                             "Lessee"

                                             EpicEdge

                                        By:  /s/ Heather Crouch
                                             -----------------------------------
                                             EpicEdge

                                             (512) 261-3346


(Signature page to Lease Agreement dated March 8, 2000, between John L. McArdle, Jr. as Lessor, and EpicEdge, as Lessee.


                                      15